Robinson Tax Advantaged Income Fund

Class A Shares (ROBAX)

Class C Shares (ROBCX)

Class T Shares (ROBDX)

Institutional Class Shares (ROBNX)

A series of Investment Managers Series Trust

Supplement dated November 1, 2022 to the

Prospectus and Statement of Additional Information ("SAI"), dated May 1, 2022 and Summary Prospectus, dated May 2, 2022.

Effective October 31, 2022, Jonathan Browne no longer serves as a portfolio manager of the Robinson Tax Advantaged Income Fund (the "Fund"). Accordingly, all references in the Prospectus, SAI and Summary Prospectus to Mr. Browne as a portfolio manager of the Fund are hereby deleted. James Robinson will continue to serve as portfolio manager of the Fund.

Please file this Supplement with your records.